CREDIT AGREEMENT	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
CREDIT AGREEMENT
NOTE 14:-	CREDIT AGREEMENT

In connection with financing the acquisition of inContact (refer to Note 1b) which closed on November 14, 2016, the Company entered into a Credit Agreement with certain lenders, according to which the following credit facilities were issued: 1) a long term loan of $475 million, and 2) a revolving credit loan of up to $75 million.

Long term loan

As of December 31, 2016, the contractual principal payments for the long term loan (including current maturities) are as follows:

2017	$23,750
2018	23,750
2019	23,750
2020	47,500
2021	356,250
Total	$475,000

 (*) In January 2017, the Company prepaid a principal amount of $260 million which resulted in $5.3 million amortization of debt issuance costs In addition, the contractual principal payments for the long term loan have changed and the Company will pay the entire remaining principal of $215 million on the final maturity date of the term loan facility. Refer to Note 17 for further details.

The long term loan bears interest through maturity at a variable rate based upon, at the Company’s option every interest period, either (a) the LIBOR rate for Eurocurrency borrowing or (b) an Alternate Base Rate (“ABR”), which is the highest of (i) the administrative agent’s prime rate, (ii) one-half of 1.00% in excess of the overnight U.S. Federal Funds rate, and (iii) 1.00% in excess of the one-month LIBOR), plus in each case, an applicable margin. The applicable margin for Eurocurrency loans ranges, based on the applicable total net leverage ratio, from 1.25% to 2.00% per annum and the applicable margin for ABR loans ranges, based on the applicable total net leverage ratio, from 0.25% to 1.00% per annum.

Debt issuance costs of $10,158 attributable to the long term loan are amortized as interest expense over the contractual term of the loan using the effective interest rate.

The following table sets forth the component of the liability as of December 31, 2016:

Liability:
Principal	$475,000
Less: Debt issuance costs, net of amortization	(9,820)
Net carrying amount	$465,180

The following table sets forth interest expense recognized related to the liability for the year ended December 31, 2016:

Amortization of debt issuance costs	$338
Interest expense	1,266
Total interest expense recognized	$1,604

Effective interest rate	2.84%

Revolving credit loan

Pursuant to the Credit Agreement, the Company has also been granted a revolving credit facility that entitles the Company to borrow up to $75 million through December 2021 with interest payable on the borrowed amount set at the same terms as the term loan, as well as a quarterly commitment fee on unfunded amounts ranging from 0.25% to 0.5%, subject to the achievement of certain leverage levels. As of December 31, 2016, no amounts had been funded.

The Credit Agreement contains a number of covenants and restrictions that among other things, and subject to certain agreed upon exceptions, require the Company and its subsidiaries to satisfy certain financial covenants and restricts the ability of the Company and its subsidiaries to incur liens, incur additional indebtedness, make loans and investments, engage in mergers and acquisitions, engage in asset sales, declare dividends or redeem or repurchase capital stock, prepay, redeem or purchase subordinated debt and amend or otherwise alter debt agreements, in each case, subject to certain agreed upon exceptions. A failure to comply with these covenants could permit the lenders under the Credit Agreement to declare all amounts borrowed under the Credit Agreement, together with accrued interest and fees, to be immediately due and payable. As of December 31, 2016, the Company was in compliance with all covenants and requirements outlined in the Credit Agreement.